OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
               Supplement dated September 25, 1998 to the
                         Prospectus dated March 30, 1998

The Prospectus is changed as follows:

1. The Supplement dated May 15, 1998 to the Prospectus is replaced by this Supplement.

2. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

            (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

3. The following paragraphs should be added as the third and fourth paragraphs in the section captioned "Investment Risks" under "Foreign Securities Have Special Risks" on page 14:

      - Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
      - issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
      - vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
      -  exchange contracts
      and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

4. The first paragraph of the sub-section "Portfolio Managers" under "How the Fund is Managed - The Sub-Adviser" on page 20 is hereby deleted and replaced with the following:

          Portfolio Managers. The Fund's portfolio managers, Richard J. Glasebrook, II and James Sheldon, are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's domestic and foreign investments, respectively. Mr. Glasebrook, who is also a Managing Director of Oppenheimer Capital, has been portfolio manager of the Fund since 1991. Mr. Sheldon, who has been a Senior Vice President of Oppenheimer Capital since February 1998, was named a portfolio manager of the Fund on September 9, 1998. Prior thereto he was a General Partner of Omega Advisors, a hedge fund, from September 1996 to February 1998, and Senior Vice President and International Portfolio Manager at Lazard Freres Asset Management from December 1992 to August 1996.

5. The second sentence of the paragraph entitled "Class A Sales" in the section entitled "How to Buy Shares - Classes of Shares" n page 26 is modified to read as follows:

            If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

6. The first and second sentences of the third paragraph of the section entitled "Buying Class C Shares - Class A Contingent Deferred Sales Charge" on page 31 are modified to read as follows:
            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares - Class A Contingent Deferred Sales Charge: starting on page 31 is modified to read as follows:

            However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

8. The paragraph entitled "Special Arrangements With Dealers" on page 32 is hereby deleted.

9. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges" are deleted:

            ? if, at the time of purchase of shares (if purchased prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); ? if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

10. The sub-section captioned ?OppenheimerFunds Internet Web Site? under the heading "Special Investor Services" is revised as follows:

            OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the
            OppenheimerFunds Internet Web Site, at the following Internet address: ttp://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

11. The "Custodian of Portfolio Securities" reference on the outside back cover is replaced with the following:

Custodian of Portfolio Securities
            Citibank, N.A.
            111 Wall Street
            New York, New York  10005

September 25, 1998                                             PSO254.11






                OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.
               Supplement dated September 25, 1998 to the
        Statement of Additional Information dated March 30, 1998

This  supplement  to  the  Statement  of  Additional  Information  replaces  the
supplement   dated  June  5,  1998  and  changes  the  Statement  of  Additional
Information as follows:

1. Effective June 2, 1998, Robert G. Galli was appointed as a Director of the Fund. The biographical information below for Mr. Galli is added to the section captioned "How the Fund is Managed - Directors and Officers of the Fund" immediately following the information on Thomas W. Courtney on page 21:

Robert G. Galli,  Director; Age: 64
19750 Beach Road, Jupiter Island, Florida 33469
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President (December 1977 to October
1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds Distributor, Inc. (July 1978 to October 1993); Executive Vice President and a director of HarbourView Asset Management Corporation (April 1986 to October
1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and Secretary (March 1981 to September
1988)  of  Centennial  Asset  Management  Corporation,   an  investment  adviser
subsidiary of the Manager; a director (November 1989 to October 1993) and Executive Vice President (November 1989 to January 1990) of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. (August 1984 to October 1993), a transfer agent subsidiary of the Manager; a director/trustee of other Oppenheimer funds.

2. The biography for Pierre Daviron set forth in the section captioned "How the Fund is Managed - Directors and Officers of the Fund" is replaced with the following:

      James Sheldon, Portfolio Manager, Age:  35
      Senior Vice President of Oppenheimer Capital (since February 1998); General Partner of Omega Advisers, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International Portfolio Manager at Lazard Freres Asset Management from December 1992 to August 1996.

3. The following is added as the last paragraph to the section captioned "How the Fund is Managed - Deferred Compensation Plan" on page 24:

      On June 2, 1998 the Fund adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during that Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for any of the Oppenheimer Quest Funds, Oppenheimer Rochester Funds or the Oppenheimer MidCap Fund for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

4. The paragraph within the section captioned "How the Fund is Managed The Manager and Its Affiliates" under "Portfolio Management" is revised to read as follows:

      - Portfolio Management. The Portfolio Managers of the Fund are Richard J. Glasebrook, II and James Sheldon, who are principally responsible for the day-to-day management of the Fund's portfolio. Their backgrounds are described in the Prospectus under "Portfolio Managers".

5. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" starting on page 48 is revised to read as follows:

                  However,  if you  redeem  Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The references to the Fund's Custodian "State Street Bank and Trust Company" appearing on page 51 and the back outside cover are replaced with "Citibank, N.A." and the address for the new Custodian is 111 Wall Street, New York, New York 10005.





September 25, 1998                                          px0254.008